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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated January 25, 2002 (except with respect to the matters discussed in Note 17, as to which the date is February 20, 2002), included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-37588.



/s/ ARTHUR ANDERSEN LLP

Denver, Colorado
  March 22, 2002